EXHIBIT 10.1

Sherwood Brands, Inc.

THIRD AMENDMENT AND MODIFICATION TO
LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made this 7th day of April, 2003, by and among SHERWOOD BRANDS OF VIRGINIA, LLC (“VA”), SHERWOOD BRANDS, LLC (“MD”), SHERWOOD BRANDS OF RI, INC. (“RI”), ASHER CANDY ACQUISITION CORPORATION (“Asher”), SHERWOOD BRANDS, INC. (“Guarantor”) and WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank (the “Lender”).  VA, MD, RI and Asher are referred to collectively as “Borrowers” or each as a “Borrower”.

BACKGROUND

A.                                   Borrowers and Lender entered into that certain Loan and Security Agreement dated June 12, 2001 (as amended by that certain First Amendment and Modification to Loan and Security Agreement dated April 30, 2002, that certain Second Amendment and Modification to Loan and Security Agreement dated September 5, 2003 and as the same may be further amended from time to time, the “Loan Agreement”).

B.                                     Borrowers and Lender desire to further amend the Loan Agreement in accordance with the terms and conditions set forth below.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1.                                       Restricted Use of Revolving Loans.  From and after the date hereof, Revolving Loans shall no longer be available to Borrowers for Capital Expenditures.

2.                                       Permitted Out-of Formula Amount.

(a)                                  During the period commencing on the date the proceeds of the New Financing (as defined below) are applied to the outstanding Revolving Loans through and including May 31, 2003 only, in addition to the sums otherwise available to Borrowers as Revolving Loans supported by the Borrowing Base, Borrowers may borrow an additional amount equal to Three Hundred Thousand Dollars ($300,000.00) (the “Permitted Out-of-Formula Amount”) as Revolving Loans.

(b)                                 Commencing on June 1, 2003 and at all times thereafter, no Permitted Out-of-Formula Amount shall be available to Borrowers.

(c)                                  Notwithstanding anything in this Amendment to the contrary, in no event will the sum of the (i) Revolving Loans and Letters of Credit supported by the Borrowing Base, plus (ii)Revolving Loans and Letters of Credit supported by the applicable Permitted Out-of-Formula Amount, exceed the Maximum Revolving Credit, less any Reserves.

3.                                       New Financing.

(a)                                  On or before the date hereof, Borrowers shall close under and receive the proceeds of a financing (the “New Financing”) from a source other than Lender, which New Financing shall provide net cash to Borrowers in an amount equal to Three Hundred Fifty Thousand Dollars ($350,000.00).  All of the

proceeds of the New Financing shall be used by Borrowers on the date received to pay a portion of the outstanding Revolving Loans.

(b)                                 The New Financing shall not be secured by any assets of any Borrowers and the party extending the New Financing must enter into a letter agreement regarding the subordination of the New Financing, in form and content as shall be satisfactory to Lender (the “Letter”).  In addition to the foregoing, the New Financing must otherwise be on terms and conditions satisfactory to Lender.

4.                                       Audits and Examinations.  Section 5 of the Loan Agreement is hereby amended by adding the following section:

“5.9A                 Field Examinations.  From time to time, as requested by Lender, but in not event less than four (4) times per calendar year, Borrowers shall provide Lender, or its designee, complete access to the Collateral and all of Borrowers’ facilities, books and records for the purpose of conducting audits or examinations of such Collateral, facilities, books and records as Lender or its designees may deem necessary.  Borrowers agree to cooperate with Lender with respect to any such audits or examinations conducted by Lender or its designee pursuant to this Section 5.9A.  Any such audit or examination conducted shall be at Borrowers’ cost and expense.”

5.                                       Interest.

(a)                                  Interest on Revolving Loans.  Section 10.5(a) of the Loan Agreement is hereby deleted and replaced with the following:

“10.5                     Interest/Fees:

(a)                                  For each fiscal quarter of Borrowers following a fiscal quarter during which the Fixed Charge Coverage Ratio was less than 1.75 to 1.0, the Applicable Percentage for purposes of calculating the applicable interest rate for any day for any Revolving Loan during such fiscal quarter shall be determined in accordance with the following chart and based on EBITDA (as defined in Section 6.19 and determined as of the end of the most recently ended fiscal quarter for the 12 month period then ended) on the date the Applicable Percentage is to be determined:

EBITDA	Base Rate Loan	Eurodollar Loan	LIBOR Market Rate Loan
< $4,850,000.00	.90%	3.00%	3.00%
> $4,850,000.00 and < $7,350,000.00	.90%	2.80%	2.80%
> $7,350,000.00	.90%	2.50%	2.50%

For each fiscal quarter of Borrowers following a fiscal quarter during which the Fixed Charge Coverage Ratio was equal to or greater than

1.75 to 1.0, the Applicable Percentage for purposes of calculating the applicable interest rate for any day for any Revolving Loan during such fiscal quarter shall be determined in accordance with the following chart and based on EBITDA (as defined in Section 6.19 and determined as of the end of the most recently ended fiscal quarter for the 12 month period then ended) on the date the Applicable Percentage is to be determined:

EBITDA	Base Rate Loan	Eurodollar Loan	LIBOR Market Rate Loan
< $4,850,000.00	.25%	2.35%	2.35%
> $4,850,000.00 and < $7,350,000.00	.25%	2.15%	2.15%
> $7,350,000.00	.25%	1.85%	1.85%

Commencing April 1, 2003 and continuing until Lender’s receipt of Borrowers’ Quarterly Statements for the quarter ending April 31, 2003, each Applicable Percentage shall be determined assuming that EBITDA is < $4,850,000.00 and Borrower’s Fixed Charge Coverage Ratio was less than 1.75 to 1.0.”

(b)                                 Interest on Term Loan A and Term Loan B.  Interest on the unpaid principal balance of Term Loan A and Term Loan B shall accrue from April 1, 2003 until final payment thereof at a per annum rate of interest equal to the Term Loan LIBOR Market Rate plus the Applicable Term Loan Margin.  As used herein,  “Term Loan LIBOR Market Rate” means the rate for one month U.S. dollar deposits as reported on Telerate Page 3750 (or any successor page) as of 11:00 a.m. London Time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Lender from another recognized source or interbank quotation).  As used herein, “Applicable Term Loan Margin” means, (i) 340 basis points, for each fiscal quarter of Borrowers following a fiscal quarter during which the Fixed Charge Coverage Ratio was less than 1.75 to 1.0  and (ii) 275 basis points, for each fiscal quarter of Borrowers following a fiscal quarter during which the Fixed Charge Coverage Ratio was equal to or greater than 1.75 to 1.0.  The Applicable Term Loan Margin will be 340 basis points until Lender receives Borrower’s Quarterly Statements for the quarter ending April 31, 2003, at which time the Applicable Term Loan Margin shall be adjusted accordingly.

6.                                       Daily/Weekly Financial Reporting.

(a)                                  In addition to all other information required to be delivered under the Loan Agreement, Borrowers shall, at their expense, deliver to Lender, in form acceptable to Lender, on a weekly basis:  (i) true and complete agings of their respective accounts receivable and accounts payable, identifying all Eligible Accounts; and (ii) inventory reports, including an identification of all Eligible Inventory, the location of all inventory; and information as to all inventory in excess of a 12 months’ supply and as to out-of-season inventory.

(b)                                 Section 6.10(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(d)                           Borrowers shall, at their own expense, on a daily basis, deliver to Lender a borrowing base certificate in substantially the form of Schedule C hereto duly completed and certified by Borrowers’ chief executive officer or chief financial officer, detailing daily updates of Borrowers’ Eligible Accounts and weekly updates of Borrower’s Eligible Inventory (on Monday of each week) and containing, without limitation, daily sales, cash receipts, credits and other adjustments.  Each borrowing base certificate shall include information regarding purchases of foreign currency exchange by Borrowers.  Each borrowing base certificate shall be accompanied by such collateral and back-up documentation as Lender may from time to time require.”

7.                                       Monthly Financial Reporting.  Section 6.10 of the Loan Agreement is hereby amended by adding the following subsection:

“(g)                           Borrowers shall, at their expense and within forty-five (45) days following the end of each calendar month, deliver to Lender:

(i)                                     Monthly consolidated internally prepared interim financial statements of Guarantor, Borrowers and their subsidiaries, including a balance sheet and income statement and statements of operations and of cash flows for such month, all in form acceptable to Lender and in each case setting forth (i) in comparative form figures for the corresponding month and year-to-date period of the preceding fiscal year, (ii) year-to-date figures and (iii) in comparative form figures for the corresponding period set forth in the annual budget and business plan delivered pursuant hereto; and

(ii)                                  in form acceptable to Lender, a separate internally prepared report of the profits, assets and net worth of each subsidiary of Guarantor or any Borrower which is not a Borrower under this Agreement.”

8.                                       Budgets.  On or before April 15, 2003, Borrowers shall deliver to Lender budgets, cash flow statements and such other financial statements as may be required by Lender, each in form and content acceptable to Lender, on a monthly and a weekly basis for the fiscal years ending July 31, 2003 and July 31, 2004, prepared by the chief financial officer of Borrower.

9.                                       Allonges to Term Notes.  Contemporaneously with the execution of this Amendment, Borrowers shall execute and deliver to Lender an allonge to Term Note B and an allonge to Term Note A, each in form and content acceptable to Lender (collectively, the “Allonges”).

10.                                 Further Agreements and Representations. Each Borrower does hereby:

(a)                                  ratify, confirm and acknowledge that, as amended hereby, the Loan Agreement and the other Loan Documents are valid, binding and in full force and effect;

(b)                                 covenant and agree to perform all of such Borrower’s obligations under the Loan Agreement and the other Loan Documents, as amended;

(c)                                  acknowledge and agree that as of the date hereof, such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under any of the Obligations, as amended, or the enforcement of any of the terms of the Loan Agreement or of the other Loan Documents, as amended;

(d)                                 acknowledge and agree that except as heretofore disclosed to Lender by Borrowers in writing, all representations and warranties of Borrowers contained in the Loan Agreement and/or the other Loan Documents, as amended, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

(e)                                  represent and warrant that except as heretofore disclosed to Lender by Borrowers in writing, upon execution by Lender of this Amendment, no Event of Default or event which with the delivery of notice, passage of time or both would constitute an Event of Default exists or will exist and all information described in the foregoing Background is true and accurate; and

(f)                                    covenant and agree that Borrowers’ failure to comply with the terms of this Amendment or any of the documents executed or delivered to Lender pursuant to the terms hereof (including, without limitation, Borrowers’ failure to obtain the New Financing and repay a portion of the Revolving Loans) shall constitute an Event of Default under the Loan Agreement.

11.                                 Additional Documents; Further Assurances.  Borrowers covenant and agrees to execute and deliver to Lender, or to cause to be executed and delivered to Lender contemporaneously herewith, at the sole cost and expense of Borrowers the Letter, the Allonges and any and all documents, agreements, statements, resolutions, certificates, consents and information as Lender may require in connection with the matters or actions described herein.  Borrowers further covenant and agree to execute and deliver to Lender or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Lender shall reasonably request to evidence or effect the terms hereof, the Loan Agreement, as amended, or any of the other Loan Documents, or to enforce or to protect Lender’s interest in the Collateral.  All such documents, agreements, statements, etc., shall be in form and content acceptable to Lender in its reasonable sole discretion.

12.                                 Release.  Borrowers and Guarantor acknowledge and agree that they have no claims, suits or causes of action against Lender and hereby remise, release and forever discharge Lender and its officers, directors, shareholders, employees, agents, successors and assigns from any claims, suits or causes of action whatsoever, in law or equity, which any Borrower has or may have arising from any act, omission or otherwise, at any time up to and including the date of this Amendment.

13.                                 Certain Fees, Costs, Expenses And Expenditures.  Borrowers will pay all of the Lender’s expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, fees, disbursements, expenses, appraisal costs and fees and expenses of counsel retained by Lender and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated.  Nothing contained herein shall limit in any manner whatsoever Lender’s right to reimbursement under any of the Loan Documents.

14.                                 No Waiver.  Lender has notified Borrowers that an Event of Default has occurred pursuant to that certain letter dated March 10, 2003.  Nothing contained herein constitutes an agreement or obligation by Lender to grant any further amendments or waivers with respect to any of the Loan Documents.  Nothing contained in this Amendment constitutes a waiver or release by Lender of any Event of Default or of any rights or remedies available to Lender under the Loan Documents or at law or in equity.

15.                                 Inconsistencies. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

16.                                 Construction.  Any capitalized terms used in this Amendment not otherwise defined shall have the meaning as set forth in the Loan Agreement.

17.                                 Binding Effect.  This Amendment, upon due execution hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

18.                                 Governing Law.  This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

19.                                 Severability.  The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

20.                                 No Third Party Beneficiaries.  The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

21.                                 Headings.  The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

22.                                 Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed the day and year first above written.

LENDER:		BORROWERS:

WACHOVIA BANK, NATIONAL ASSOCIATION		SHERWOOD BRANDS OF VIRGINIA, LLC
a Virginia limited liability company

		By:	SHERWOOD BRANDS, INC.,
By:	/s/ George C. Kyvernitis		Sole Member
George C. Kyvernitis, Vice President
		By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

SHERWOOD BRANDS, LLC,
a Maryland limited liability company

		By:	SHERWOOD BRANDS, INC.,
Sole Member

		By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

SHERWOOD BRANDS OF RI, INC,,

		By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

ASHER CANDY ACQUISITION
CORPORATION
		By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

GUARANTOR:

SHERWOOD BRANDS, INC.

		By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

April 7, 2003

Wachovia Bank, National Association

1335 Chestnut Street

Philadelphia, PA 19107

Re:                               Third Amendment to that certain Loan Agreement by and between Wachovia Bank, National Association, formerly known as First Union National Bank (“Lender”), Sherwood Brands of Virginia, LLC, Sherwood Brands, LLC, Sherwood Brands of RI, Inc., Asher Candy Acquisition Corporation, (collectively, the “Borrowers” and each a “Borrower”) and Sherwood Brands, Inc. (“Guarantor”)

Ladies and Gentlemen:

This letter, when executed by the parties hereto where indicated below, shall constitute the agreement among Lender, Ilana Frydman (the “Creditor”), Borrowers and Guarantor concerning the matters contained herein.

Lender, Borrowers and Guarantor are parties to that certain Loan and Security Agreement dated June 12, 2001 (as amended by that certain First Amendment and Modification to Loan and Security Agreement dated April 30, 2002, that certain Second Amendment and Modification to Loan and Security Agreement dated September 5, 2002 and as the same may be further amended from time to time, the “Loan Agreement”).  On the date hereof, Lender, Borrowers, and Guarantor are further amending the Loan Agreement in accordance with that certain Third Amendment and Modification to Loan and Security Agreement  (the “Amendment”), pursuant to which, inter alia, Lender agreed to extend to Borrower the Permitted Out-of-Formula Amount.  Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Amendment.

In connection with the execution of the Amendment and for so long as the Permitted Out-of-Formula Advance is available to Borrowers or any sums are owing that constitute a Permitted Out-of-Formula Advance, Borrowers, Guarantor and Creditor agree that (a) all sums advanced to any Borrower or Guarantor by Creditor, whether currently outstanding or hereafter advanced, and all claims and demands arising therefrom (the “Subordinated Debt”) shall be subordinate to all liabilities and obligations of any nature of any Borrower of Guarantor to Lender, now or at any time hereafter existing contracted or incurred, and all claims and demands arising therefrom (the “Senior Debt”); (b) neither Guarantor nor any Borrower will make, and Creditor will not demand or accept, either directly or indirectly, payment (of any kind or character) of all or any part of the Subordinated Debt without the prior written consent of Lender; and (c) Creditor will not exercise any of her rights or remedies with regard to the Subordinated Debt, including, but not limited to, demand or acceleration of any of the Subordinated Debt and the institution of court proceedings against any Borrower or Guarantor to collect any Subordinated Debt.  Creditor further represents to Lender that the Subordinated Debt is unsecured and hereby agrees that the Subordinated Debt shall remain unsecured for so long as any Senior Debt remains outstanding or Lender has any agreement or understanding with any Borrower or Guarantor pursuant to which Lender may extend credit to any Borrower or Guarantor.

Intending to be legally bound hereby and in order to induce Lender to enter into the Amendment, the parties hereto agree to the provisions of this letter agreement.

CREDITORS:

/s/ Ilana Frydman

By:	Ilana Frydman
Name/Title:

BORROWERS:

SHERWOOD BRANDS OF VIRGINIA, NATIONAL ASSOCIATION, LLC, a Virginia limited liability company

By: SHERWOOD BRANDS, INC., Sole Member

By:	/s/ Amir Frydman
Amir Frydman, Executive Vice President

SHERWOOD BRANDS, LLC, a Maryland limited liability company

By: SHERWOOD BRANDS, INC., Sole Member

By:	/s/Amir Frydman
Amir Frydman, Executive Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES CONTIUED FROM PREVIOUS PAGE]

SHERWOOD BRANDS OF RI, INC.

By:	/s/ Amir Frydman
Amir Frydman, Executive Vice President

ASHER CANDY ACQUISITION CORPORATION

By:	/s/ Amir Frydman
Amir Frydman, Executive Vice President

GUARANTOR:

SHERWOOD BRANDS, INC.

By:	/s/ Amir Frydman
Amir Frydman, Executive Vice President

READ AND ACCEPTED this 9 day of April, 2003

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ George Kyvernitis
Name/Title:	George Kyvernitis/Vice President

ALLONGE TO TERM NOTE B

DATED APRIL 30, 2002

THIS ALLONGE (“Allonge”) is made this 7 day of , 2003, by and between SHERWOOD BRANDS OF VIRGINIA, LLC, SHERWOOD BRANDS OF RI, INC., SHERWOOD BRANDS, LLC and ASHER CANDY ACQUISITION CORPORATION  (collectively, the “Borrowers” and individually a “Borrower”) and WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank (the “Lender”).

BACKGROUND

C.                                     Pursuant to the terms of that certain Term Note B dated April 30, 2002 (the “Note”), Lender extended to Borrowers a term loan in the original principal amount of Six Hundred Fifty Thousand Dollars ($650,000.00).

D.                                    Borrower and Lender desire to amend the Note as set forth herein.

NOW THEREFORE, in consideration of the mutual benefits inuring to Borrowers and Lender, and intending to be legally bound hereby, the Note is hereby modified as follows:

1.                                       Interest Rate Reference.  The second paragraph of the Note is hereby amended, in its entirety, to read as follows:

“The Borrowers further agree to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time outstanding from the date of disbursement on the dates and at the rates specified in the Loan Agreement.”

2.                                       No Other Modifications.  No other provisions of the Note shall be modified hereby except as expressly set forth herein, and this Allonge shall not be construed as a waiver of any of Lender’s rights or remedies under the Note as heretofore existing or as hereafter modified by this Allonge.

3.                                       Confirmation of Debt.  Borrowers hereby confirm and ratify the Note as modified hereby and acknowledges that Borrowers have no defense, set-off, counterclaim or challenge against the payment of all sums set forth in the Note, as modified hereby, the enforcement of any of the terms thereof or the validity of the provisions thereof.

4.                                       Construction.  Any capitalized terms used in this Allonge not otherwise defined herein shall have the meaning as set forth in the Note.

5.                                       Single Instrument.  Borrowers hereby direct Lender to affix this Allonge to the Note whereupon the Note and this Allonge will become and constitute a single instrument.

6.                                       Multiple Counterparts.  This Allonge may be executed in multiple counterparts.

7.                                       Governing Law.  This Allonge shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

8.                                       No Novation.  Borrowers hereby acknowledge and agree that this Allonge is in no way intended to constitute a novation of the Note.  In the event this Allonge is for any reason held to be unenforceable, the Note as in effect before this Allonge shall be reinstated and shall be in full force and effect regardless of the existence of this Allonge.

IN WITNESS WHEREOF, Lender and Borrowers have executed this Allonge under seal on the date first above written.

SHERWOOD BRANDS OF VIRGINIA, LLC, a Virginia limited liability company

By:	SHERWOOD BRANDS, INC.
Sole Member

By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

SHERWOOD BRANDS OF RI, INC., a Rhode Island corporation

By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

SHERWOOD BRANDS, LLC, a Maryland limited liability company

By:	SHERWOOD BRANDS, INC.,
Sole Member

By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

ASHER CANDY ACQUISITION CORPORATION

By:	/s/ Amir Fyrdman
Amir Frydman
Executive Vice President

ALLONGE TO TERM NOTE A

DATED APRIL 30, 2002

THIS ALLONGE (“Allonge”) is made this 7 day of April, 2003, by and between SHERWOOD BRANDS OF VIRGINIA, LLC, SHERWOOD BRANDS OF RI, INC., SHERWOOD BRANDS, LLC and ASHER CANDY ACQUISITION CORPORATION  (collectively, the “Borrowers” and individually a “Borrower”) and WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank (the “Lender”).

BACKGROUND

E.                                      Pursuant to the terms of that certain Term Note A dated April 30, 2002 (the “Note”), Lender extended to Borrowers a term loan in the original principal amount of Six Hundred Fifty Thousand Dollars ($650,000.00).

F.                                      Borrower and Lender desire to amend the Note as set forth herein.

NOW THEREFORE, in consideration of the mutual benefits inuring to Borrowers and Lender, and intending to be legally bound hereby, the Note is hereby modified as follows:

1.                                       Interest Rate Reference.  The second paragraph of the Note is hereby amended, in its entirety, to read as follows:

“The Borrowers further agree to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time outstanding from the date of disbursement on the dates and at the rates specified in the Loan Agreement.”

2.                                       No Other Modifications.  No other provisions of the Note shall be modified hereby except as expressly set forth herein, and this Allonge shall not be construed as a waiver of any of Lender’s rights or remedies under the Note as heretofore existing or as hereafter modified by this Allonge.

3.                                       Confirmation of Debt.  Borrowers hereby confirm and ratify the Note as modified hereby and acknowledges that Borrowers have no defense, set-off, counterclaim or challenge against the payment of all sums set forth in the Note, as modified hereby, the enforcement of any of the terms thereof or the validity of the provisions thereof.

4.                                       Construction.  Any capitalized terms used in this Allonge not otherwise defined herein shall have the meaning as set forth in the Note.

5.                                       Single Instrument.  Borrowers hereby direct Lender to affix this Allonge to the Note whereupon the Note and this Allonge will become and constitute a single instrument.

6.                                       Multiple Counterparts.  This Allonge may be executed in multiple counterparts.

7.                                       Governing Law.  This Allonge shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

8.                                       No Novation.  Borrowers hereby acknowledge and agree that this Allonge is in no way intended to constitute a novation of the Note.  In the event this Allonge is for any reason held to be unenforceable, the Note as in effect before this Allonge shall be reinstated and shall be in full force and effect regardless of the existence of this Allonge.

IN WITNESS WHEREOF, Lender and Borrowers have executed this Allonge under seal on the date first above written.

SHERWOOD BRANDS OF VIRGINIA, LLC, a Virginia limited liability company

By:	SHERWOOD BRANDS, INC.
Sole Member

By:	/s/ Amir Fyrdman
Amir Frydman
Executive Vice President

SHERWOOD BRANDS OF RI, INC., a Rhode Island corporation

By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

SHERWOOD BRANDS, LLC, a Maryland limited liability company

By:	SHERWOOD BRANDS, INC.,
Sole Member

By:	/s/ Amir Frydman
Amir Frydman
Executive Vice President

ASHER CANDY ACQUISITION CORPORATION

By:	/s/ AmirFrydman
Amir Frydman
Executive Vice President